Exhibit 32

           CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER

                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of MPLC, Inc. (the "Company") for the fiscal year ended July 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Isaac Kier, President of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By: /s/ ISAAC KIER
    ---------------------------------
    Name: ISAAC KIER
    President
    Date: October 31, 2005